EXHIBIT 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Ahlborn, certify that:

(1) I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Ready Capital Corporation; and

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 21, 2023	By:	/s/ Andrew Ahlborn
Name: Andrew Ahlborn
Title: Chief Financial Officer
Principal Financial and Accounting Officer